UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 7, 1999


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     VIRGINIA                        001-14043                   65-0736120
 (STATE OR OTHER                    (COMMISSION               (I.R.S. EMPLOYER
   JURISDICTION                     FILE NUMBER)             IDENTIFICATION NO.)
 OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA      33401
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                (ZIP CODE)


                                 (561) 682-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

Two news releases of Ocwen Asset Investment Corp. ("OAC"), dated May 7, 1999, announcing: (i) first quarter 1999 results and (ii) that its Special Committee of Independent Directors has engaged PaineWebber to act as financial advisor, are attached hereto and filed herewith as Exhibit 99.1 and 99.2, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements.

         Not Applicable.

(b)      Pro Forma Financial Information.

         Not Applicable

(c)      Exhibits


(99.1) News release of Ocwen Asset Investment Corp. dated May 7, 1999, announcing first quarter 1999 results.

(99.2) News release of OAC, dated May 7, 1999, announcing its Special Committee of Independent Directors has engaged Paine Webber to act as financial advisor.


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


                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                     OCWEN ASSET INVESTMENT CORP.
                     (Registrant)


                     By: /s/ MARK S. ZEIDMAN
                     ---------------------------------------------------------
                             Mark S. Zeidman
                             Senior Vice President and Chief Financial Officer



Date:   May 10, 1999

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

                                INDEX TO EXHIBITS



       EXHIBIT NO.          DESCRIPTION                                    PAGE
       -----------          -----------                                    ----

           99.1             News  release  of Ocwen  Asset  Investment       5
                            Corp. dated May 7, 1999, announcing first quarter 1999 results.

           99.2             News  release  of OAC,  dated May 7, 1999,      13
                            announcing   its  Special   Committee   of
                            Independent  Directors  has engaged  Paine
                            Webber to act as financial advisor.

                                       4